PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES

Supplement Dated December 2, 2003
to the Prospectus for A, B and C Class Shares
Dated October 31, 2003

Disclosure Relating to the CommodityRealReturn Strategy Fund

As of November 1, 2003, investors no longer pay an initial sales charge on purchases of Class C shares of the CommodityRealReturn Strategy Fund. Accordingly, information for Class C shares in the Examples table in the Fund's Fund Summary, on page 7 of the prospectus, is revised to read as follows:
Share Class	Example: Assuming you redeem shares at the end of each period Year 1 Year 3 Year 5 Year 10	Example: Assuming you do not redeem your shares Year 1 Year 3 Year 5 Year 10
Class C	$302 $624 $1,073 $2,317	$202 $624 $1,073 $ 2,317

Disclosure Relating to the International StocksPLUS TR Strategy Fund

As of November 1, 2003, investors no longer pay an initial sales charge on purchases of Class C shares of the International StocksPLUS TR Strategy Fund. Accordingly, information for Class C shares in the Examples table in the Fund's Fund Summary, on page 9 of the prospectus, is revised to read as follows:
Share Class	Example: Assuming you redeem shares at the end of each period Year 1 Year 3	Example: Assuming you do not redeem your shares Year 1 Year 3
Class C	$313 $658	$213 $658